Exhibit 1.1

IFM Investments Limited

             American Depositary Shares

Representing

             Class A Ordinary Shares

(par value US$0.001 per share)

Underwriting Agreement

January     , 2010

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center,

2 Queen’s Road Central,

Hong Kong

Morgan Stanley & Co. International plc

[25 Cabot Square

Canary Wharf

London E14 4QA]

As Representatives of the several Underwriters named

in Schedule I attached hereto.

Ladies and Gentlemen:

IFM Investments Limited, an exempted company limited by shares incorporated in the Cayman Islands (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of                  American Depositary Shares, representing                  Class A ordinary shares, par value US$0.001 per share (the “Ordinary Shares”), of the Company, and the shareholders of the Company named in Schedule II hereto (the “Selling Shareholders”) propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of                  American Depositary Shares, representing                  Ordinary Shares and, at the election of the Underwriters, the Selling Shareholders propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of up to                  additional American Depositary Shares, representing                  Ordinary Shares. The                  American Depositary Shares representing                  Ordinary Shares to be sold by the Company and the Selling Shareholders are herein called the “Firm ADSs.” The                  additional American Depositary Shares representing up to                  additional Ordinary Shares to be sold by the Selling Shareholders are herein called the “Optional ADSs.” The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “ADSs.” The Ordinary Shares represented by the Firm ADSs are herein called the “Firm Shares,” the Ordinary Shares represented by the Optional ADSs are herein called the “Optional Shares” and the Firm Shares and the Optional Shares are herein collectively called the “Shares.”

The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), to be dated as of             , 2010, among the Company, JPMorgan Chase Bank N.A. as depositary (the “Depositary”), and holders from time to time of the ADSs. Each ADS will initially represent the right to receive              Ordinary Shares deposited pursuant to the Deposit Agreement.

It is understood by all the parties that the Underwriters are offering the ADSs in the United States and internationally outside of the People’s Republic of China (the “PRC”), which, for purposes of this Agreement, excludes Taiwan, The Hong Kong Special Administrative Region (“Hong Kong”) and The Macau Special Administrative Region.

The Company hereby confirms its engagement of Morgan Stanley & Co. International plc as, and Morgan Stanley & Co. International plc hereby confirms its agreement with the Company to render services, without additional compensation, as, a “qualified independent underwriter” within the meaning of Rule 2720 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) with respect to the offering and sale of the ADSs. Morgan Stanley & Co. International plc, in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the “Independent Underwriter.” Morgan Stanley & Co. International plc hereby consents to the reference to it as a “qualified independent underwriter” set forth under the heading “Underwriting” in the Prospectus (as defined below) and any amendment or supplement thereto made in accordance with this Agreement.

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i) A registration statement on Form F-1 (File No. 333-164216) in respect of the Shares has been filed with the U.S. Securities and Exchange Commission (the “Commission”) (the initial filing and all pre-effective amendments thereto collectively being referred to as the “Initial Registration Statement”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s best knowledge after due inquiry, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus;” the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A or 430C under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement;” the Preliminary Prospectus included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus;” the prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus;” and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares and the ADSs (including any electronic roadshow) is hereinafter called an “Issuer Free Writing Prospectus”);

(ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter directly or through the Representatives expressly for use therein;

(iii) For the purposes of this Agreement, the “Applicable Time” is         :        m (New York City time) on the date of this Agreement. The Pricing Prospectus as supplemented by the pricing information and the Issuer Free Writing Prospectuses listed in Schedule III attached hereto, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter directly or through the Representatives expressly for use therein;

(iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter directly or through the Representatives expressly for use therein;

(v) A registration statement on Form F-6 (File No. 333-164239) in respect of the ADSs and the American Depositary Receipts (“ADRs”) representing the ADSs has been filed with the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”) and a registration statement on Form 8-A (File No. 001-            ) in respect of the registration of the Shares and the ADSs under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) has been filed with the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”); and each of the ADS Registration Statement and the Form 8-A Registration Statement, in the form heretofore delivered to you and, excluding exhibits thereto, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to each such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of either such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s best knowledge after due inquiry, threatened by the Commission; and each such registration statement when it became effective conformed, and any further amendments or supplements to such registration statements will conform, in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi) Neither the Company nor any of the Subsidiaries (as defined in Section 1(a)(ix) hereof) has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, (A) there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, (B) the Company and the Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction or any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets and (C) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividends or distributions of any kind on its capital stock;

(vii) The Company and the Subsidiaries have good and marketable title in fee simple to, or the beneficial interests in and the right to transfer, lease and mortgage the land use rights and building ownership rights over, all real property owned by them, and have good and marketable title to all personal property owned by them, in each case, free and clear of all liens, charges, encumbrances and defects, except such as are described in the Pricing Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; each lease to which any of the Company or the Subsidiaries is a party is legal, valid, binding and enforceable in accordance with its terms, and no material default (or event which with notice or lapse of time, or both, would constitute a default) by the Company or any of the Subsidiaries has occurred and is continuing under any such lease; the use of any premises occupied by the Company or any of the Subsidiaries is in accordance with that provided for in the lease, land use rights, tenancy, license, concession or agreement of whatsoever nature relating to such occupation and the Company or Subsidiary, as applicable, has observed and performed the terms and conditions thereof on the part of the tenant to be observed and performed; and neither the Company nor any of the Subsidiaries has received any claim for liabilities in respect of any properties previously occupied by it or in which it owned or held any interests, including without limitation, leasehold premises assigned, surrendered or otherwise disposed of;

(viii) The Company and the Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted and as proposed to be conducted, and the conduct of their respective businesses will not conflict in any material respect with any such rights of others; the Company and the Subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and the Subsidiaries, taken as a whole;

(ix) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of Beijing Anxinruide Real Estate Brokerage Co. Limited, a company incorporated in the PRC (“Beijing Anxin”), Beijing Aifeite International Franchise Consultant Co. Limited, a company incorporated in the PRC (“IFM Beijing”), Beijing IFM International Real Estate Brokerage Co. Limited, a company incorporated in the PRC (“IFM BJ”), IFM Company Limited, a company incorporated in the Cayman Islands (“IFM Co.”), Shanghai Yaye Real Estate Brokerage Co. Limited, a company incorporated in the PRC (“IFM SH”), Beijing Kaishengjinglue Guarantee Co. Limited, a company incorporated in the PRC (“MMC BJ”), City Integrated Residential Services (China) Limited, a company incorporated in Hong Kong (“City”), Genius Nation Investment (BVI) Limited, a company incorporated in the British Virgin Islands (“Genius”), Shanghai Kaiyi Investment Consultant Management Co. Limited, a company incorporated in the PRC (“MMC SH”), Shanghai Ruifeng Real Estate Investments Consulting Co. Limited, a company incorporated in the PRC (“Shanghai Ruifeng”), Shanghai Anshijie Real Estate Consultant Co., Ltd., a company incorporated in the PRC (“Anshijie”), Beijing IFM Investment Managements Limited, a company incorporated in the PRC (“IFM BJ Investments”), Shanghai Ruifeng Investments Managements Limited, a company incorporated in the PRC (“Ruifeng Investments”), CIR Real Estate Consultant (Shenzhen) Co. Limited, a company incorporated in the PRC (“Shenzen CIR”) and Beijing Huachuang Xunjie Technology Co., Limited (“Huachuang”) (collectively, the “Subsidiaries”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate or other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; as of the date of this Agreement, except for the Subsidiaries and certain minority equity interests in Xiamen Shijitonghe Real Estate Consultant Co. Ltd, Shandong Jinan Sanlian Real Estate Brokerage Co., Ltd. and Shanxi Lide Industry Investments Co. Ltd., the Company does not own or control, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or any other person;

(x) The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and all of the issued Ordinary Shares conform to the description of the Ordinary Shares contained in the Pricing Prospectus and Prospectus; and all of the issued shares of capital stock of each of the Subsidiaries of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Company owns all of the issued share capital of Genius, City and IFM Co., and owns all of the equity interests in Beijing Anxin, IFM Beijing, IFM BJ, IFM SH, MMC BJ and Anshijie, in each case free and clear of all liens, encumbrances, equities or claims; Genius owns all of the equity interest in Shanghai Ruifeng, free and clear of all liens, encumbrances, equities or claims; City owns all of the equity interest in Shenzen CIR, free and clear of all liens, encumbrances, equities or claims; Shanghai Ruifeng owns all of the equity interest of Ruifeng Investments, free and clear of all liens, encumbrances, equities or claims; IFM BJ owns all of the equity interest of IFM BJ Investments, free and clear of all liens, encumbrances, equities or claims; Anshijie owns all of the equity interests of Huachuang, free and clear of all liens, encumbrances, equities or claims; and MMC BJ owns all of the equity interest in MMC SH, free and clear of all liens, encumbrances, equities or claims; the holders of outstanding Ordinary Shares have waived or are not entitled to preemptive or other rights to acquire the Shares or the ADSs; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares or any other class of share capital of the Company except as set forth in the Pricing Prospectus under the captions “Capitalization,” “Management – Stock Incentive Plan” and “Our Relationship with Realogy and Related Party Transactions;”

(xi) The ADSs to be issued and sold by the Company to the Underwriters and the Shares represented thereby have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the ADSs and the Ordinary Shares contained in the Pricing Prospectus and Prospectus; the Shares may be freely deposited by the Company and the Selling Shareholders with the Depositary against issuance of ADRs evidencing the ADSs; the ADSs to be sold by the Company and the Selling Shareholders, when issued and delivered against payment thereof, will be freely transferable by the Company and the Selling Shareholders to or for the accounts of the several Underwriters; and there are no restrictions on subsequent transfers of the ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Pricing Prospectus and Prospectus under “Description of Share Capital,” “Description of American Depositary Shares” and “Shares Eligible for Future Sale;”

(xii) Prior to or concurrently with the First Time of Delivery (as defined in Section 4 hereof), all of the shares of Preferred Shares will be converted into Ordinary Shares and all such Ordinary Shares will be duly and validly authorized and will be duly and validly issued and fully paid and non-assessable;

(xiii) This Agreement has been duly authorized, executed and delivered by the Company; to ensure the legality, validity or admissibility into evidence in the Cayman Islands, the BVI or the PRC of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the Cayman Islands, the BVI or the PRC or that any stamp or similar tax in the Cayman Islands, the BVI or the PRC be paid on or in respect of this Agreement;

(xiv) The Deposit Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability; upon due execution and delivery by the Depositary of ADRs evidencing the ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the ADRs will conform in all material respects to the descriptions thereof in the Pricing Prospectus and Prospectus;

(xv) The issue of the Shares and the sale of the ADSs, and the compliance by the Company with each of this Agreement and the Deposit Agreement and the consummation of the transactions herein or therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, (ii) result in any violation of the provisions of the articles of association, business license, charter or by-laws or similar organizational documents of the Company or any of the Subsidiaries or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties, except, in the case of clauses (i) and (iii), as would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Shares and the sale of the ADSs or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except the registration under the Act of the Shares and the ADSs and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(xvi) Neither the Company nor any of the Subsidiaries is (i) in violation of its articles of association, business license, charter or by-laws or similar organizational documents or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (ii), as would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, taken as a whole;

(xvii) No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding any such Shares or ADSs; and except as set forth in the Pricing Prospectus and Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

(xviii) The statements set forth in the Pricing Prospectus and Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions “Taxation” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, and the descriptions of the events and transactions set forth in the Pricing Prospectus and Prospectus under the captions “Our Corporate History and Structure” are accurate, complete and fair; and any statistical and market-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required; and each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus, the Prospectus and each Issuer Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith;

(xix) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, taken as a whole; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xx) The Company is not and, after giving effect to the issuance of the Shares and the offering and sale of the ADSs and the application of the proceeds thereof, will not be an “investment company,” as such term is defined in the U.S. Investment Company Act of 1940, as amended;

(xxi) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act; and the Company does not presently believe that it should be classified as a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, for the taxable year 2010 and does not anticipate being a PFIC in any future taxable years;

(xxii) At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the

Securities Act) of the ADSs and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act;

(xxiii) PricewaterhouseCoopers Zhong Tian CPAs Limited Company, who have certified certain financial statements of the Company and the Subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(xxiv) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that (A) complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (B) provides reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Other than as disclosed in the Pricing Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weakness in its internal control over financial reporting;

(xxv) Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting;

(xxvi) Other than as disclosed in the Pricing Prospectus, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and the Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(xxvii) The audited and unaudited consolidated financial statements (and the notes and schedules thereto) of the Company and the Subsidiaries included in the Pricing Prospectus and Prospectus (including without limitation interim financial statements) present fairly the consolidated financial position of the respective entities as of the dates specified therein and the consolidated results of operations and changes in consolidated financial position of the respective entities for the periods specified, and such financial statements have been prepared in conformity with generally accepted accounting principles in the U.S. applied on a consistent basis throughout the periods presented (other than as described therein); and the summary and selected consolidated financial data and other unaudited financial information contained in the Pricing Prospectus and Prospectus (including without limitation unaudited yearly and interim financial statements and unaudited quarterly financial information included in the Pricing Prospectus and Prospectus) present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included therein subject, in the case of interim financial information, to ordinary year-end adjustments consistent with past practice; and the assumptions used in preparing the pro forma and as adjusted financial statements included in the Pricing Prospectus and Prospectus as of the dates specified provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma and as adjusted columns reflect the proper application of those adjustments to the corresponding historical financial statement amounts;

(xxviii) The Section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates” in the Pricing Prospectus and Prospectus truly, accurately and completely in all material respects describes: (A) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company’s Board of Directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal counsel and independent accountants with regard to such disclosure;

(xxix) Each of the Company and the Subsidiaries has paid all taxes required to be paid through the date hereof and all returns, reports or filings that ought to have been made by or in respect of the Company and the Subsidiaries for taxation purposes as required by the law of the jurisdictions where the Company and the Subsidiaries are incorporated or managed or engage in business have been made and all such returns are correct and on a proper basis and are not the subject of any dispute with the relevant revenue or other appropriate authorities and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such authorities have been paid in full, except, in each case, as would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries taken as a whole; the provisions included in the audited and unaudited consolidated financial statements as set forth in the Pricing Prospectus and Prospectus included appropriate provisions required under generally accepted accounting principles in the U.S. for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and neither the Company nor any of the Subsidiaries has received notice of any tax deficiency with respect to the Company or any of the Subsidiaries;

(xxx) The Company and the Subsidiaries maintain insurance covering their respective properties and product liabilities as the Company and the Subsidiaries reasonably deem adequate in accordance with customary industry practice; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any, and all due premiums in respect thereof have been paid; neither the Company nor any of the Subsidiaries has reason to believe that it will not be able to renew any such insurance as and when such insurance expires; and no material insurance claim by or against the Company or any of the Subsidiaries has been made, is pending or to the knowledge of the Company after due inquiry, is threatened or outstanding and no facts or circumstances exist which would reasonably be expected to give rise to any such claim;

(xxxi) Each of the Company and the Subsidiaries has all necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Pricing Prospectus, and such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates or permits contain no material restrictions or conditions not described in the Pricing Prospectus and Prospectus; and neither the Company nor any of the Subsidiaries has a reasonable basis to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits, and the Company and the Subsidiaries are in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits;

(xxxii) Except as described in the Pricing Prospectus and the Prospectus or as waived by such person, no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Ordinary Shares, ADSs or shares of any other share capital of or other equity interests in the Company or any of the Subsidiaries, and no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the ADSs; and except as disclosed in the Pricing Prospectus and Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or the ADS Registration Statement;

(xxxiii) All dividends and other distributions declared and payable on the shares of share capital of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and may be paid without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any governmental agency having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties (hereinafter referred to as “Governmental Authorizations”) in the Cayman Islands;

(xxxiv) All dividends and other distributions declared and payable on the shares of share capital of Genius may under the current laws and regulations of the British Virgin Islands (“BVI”) be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the BVI and are otherwise free and clear of any other tax, withholding or deduction in the BVI and may be paid without the necessity of obtaining any Governmental Authorization in the BVI;

(xxxv) All dividends and other distributions declared and payable on the shares of IFM Co. may under the current laws and regulations of the Cayman Islands be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and may be paid without the necessity of obtaining any Governmental Authorization in the Cayman Islands;

(xxxvi) All dividends and other distributions declared and payable on the shares of share capital of City may under the current laws and regulations of Hong Kong be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Hong Kong and are otherwise free and clear of any other tax, withholding or deduction in Hong Kong and without the necessity of obtaining any Governmental Authorization in Hong Kong;

(xxxvii) Except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable with respect to after-tax retained earnings on the equity interests of Shanghai Ruifeng may under the current laws and regulations of the PRC be paid to Genius in U.S. dollars, all dividends and other distributions declared and payable with respect to after-tax retained earnings on the equity interests of Shenzen CIR may under the current laws and regulations of the PRC be paid to City in U.S. dollars and all dividends and other distributions declared and payable with respect to after-tax retained earnings on the equity interests of each of Beijing Anxin, IFM Beijing, IFM BJ, IFM SH, MMC BJ and Anshijie may under the current laws and regulations of the PRC be paid to the Company in U.S. dollars, and, except as disclosed in the Pricing Prospectus, in each of the foregoing cases such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and may be paid without the necessity of obtaining any Governmental Authorization in the PRC; all dividends and other distributions declared and payable with respect to after-tax retained earnings on the equity interests of MMC SH, may under the current laws and regulations of the PRC be paid to MMC BJ, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and may be paid without the necessity of obtaining any Governmental Authorization in the PRC; all dividends and other distributions declared and payable with respect to after-tax retained earnings on the equity interests of Ruifeng Investments, may under the current laws and regulations of the PRC be paid to Shanghai Ruifeng, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and may be paid without the necessity of obtaining any Governmental Authorization in the PRC; all dividends and other distributions declared and payable with respect to after-tax retained earnings on the equity interests of IFM BJ Investments, may under the current laws and regulations of the PRC be paid to IFM BJ, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and may be paid without the necessity of obtaining any Governmental Authorization in the PRC; and all dividends and other distributions declared and payable with respect to after-tax retained earnings on the equity interests of Huachuang, may under the current laws and regulations of the PRC be paid to Anshijie, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and may be paid without the necessity of obtaining any Governmental Authorization in the PRC;

(xxxviii) The operations of the Company and the Subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and the rules and regulations thereunder and any applicable related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(xxxix) Except as disclosed in the Pricing Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the BVI, Hong Kong or the PRC, or any political subdivision or taxing authority thereof or therein in connection with the deposit with the Depositary of the Shares by the Company and the Selling Shareholders against the issuance of ADRs evidencing the ADSs, the sale and delivery by the Company and the Selling Shareholders of the ADSs to or for the respective accounts of the several Underwriters or the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated by this Agreement;

(xl) Neither the Company nor any of the Subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs;

(xli) The Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement and the filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement, the Form 8-A Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

(xlii) Except as set forth in the Registration Statement and the Pricing Prospectus, the Company has not sold, issued or distributed any Ordinary Shares or ADSs during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act, other than Ordinary Shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

(xliii) Other than as disclosed in the Pricing Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of the Subsidiaries and any director or executive officer of the Company or any of the Subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children and any company or undertaking in which he/she holds a controlling interest); and there are no material relationships or related party transactions between the Company or any of the Subsidiaries on the one hand and their respective affiliates, officers and directors or their shareholders, customers or suppliers on the other hand which, although required to be disclosed, are not disclosed in the Pricing Prospectus and Prospectus;

(xliv) Except as disclosed in the Pricing Prospectus and Prospectus, neither the Company nor any of the Subsidiaries has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of the Subsidiaries, or to any other person;

(xlv) There are no affiliations or associations between (A) any member of the National Association of Securities Dealers, Inc. (the “NASD”) or FINRA and (B) the Company or any of the Company’s officers, directors or 5% or greater securityholders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Pricing Prospectus and Prospectus;

(xlvi) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance of the Shares and sale of the ADSs;

(xlvii) Under the laws of the Cayman Islands, the courts of the Cayman Islands will recognize and give effect to the choice of law provisions set forth in Section 19 hereof and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement; under the laws of the PRC, the choice of law provisions set forth in Section 19 hereof will be recognized by the courts of the PRC and any judgment obtained in any of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each, a “New York Court”) arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments;

(xlviii) Each of the Company and the Subsidiaries that was incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers and employees who are, or are directly or indirectly owned or controlled by, PRC residents or citizens with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the CSRC, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment and Listing

Regulations”), including without limitation, requiring each shareholder, option holder, director, officer and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations;

(xlix) The ADSs have been approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance;

(l) Except as disclosed in the Pricing Prospectus and Prospectus, the issuance and deposit of the Shares with the Depositary and the sale of the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement and the Deposit Agreement did not, does not and will not contravene any provision of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State-owned Asset Supervision and Administration Commission, the State Tax Bureau, the State Administration of Industry and Commerce, the China Securities Regulatory Commission and the State Administration of Foreign Exchange of the PRC on August 8, 2006 (the “M&A Rules”) and any official clarifications guidance, interpretations or implementation rules in connection with or related to the M&A Rules (collectively, the “M&A Rules and Related Clarifications”); and all consents, approvals, authorizations, orders, registrations, filings and qualifications required under the M&A Rules and Related Clarifications in connection with the issuance and deposit of the Shares and the sale of the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement and the Deposit Agreement have been made or unconditionally obtained in writing, including, without limitation, all actions necessary for the issuance and deposit of the Shares and the sale of the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement and the Deposit Agreement by any governmental agency under the M&A Rules and Related Clarifications, and no such consent, approval, authorization, order, registration, filing or qualification has been withdrawn or revoked or is subject to any condition precedent that has not been fulfilled or performed;

(li) (A) Neither the Company nor any of the Subsidiaries or their affiliates, employees, agents and directors and officers: (1) does or plans to conduct or otherwise become involved in any business with or involving the government of, or any person or project located in, any country targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the United States Treasury Department’s Office of Foreign Assets Control (the “OFAC”) or by the United Nations Security Council, the European Union, or Her Majesty’s Treasury; (2) supports or facilitates or plans to support or facilitate or otherwise become involved in any such business or project; (B) the Company is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; and (C) the proceeds from the offering of the ADSs contemplated hereby will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country targeted by any of such economic sanctions, or to make any payments to, or finance any activities with, any person so targeted or any person in a country so targeted;

(lii) Neither the Company nor any of the Subsidiaries, or any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any unlawful bribe, payoff, influence payment, kickback, payment or rebate;

(liii) The Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under Environmental Laws (as defined below); there are no past, present or reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any subsidiary under, or to interfere with or prevent compliance by the Company or any subsidiary with, Environmental Laws; neither the Company nor any of the Subsidiaries (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any national, provincial, municipal or other local or foreign law, statute, ordinance, rule, regulation, order, notice, directive, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(liv) Except as disclosed in the Pricing Prospectus, neither the Company nor any of the Subsidiaries registered outside of the PRC is (A) an enterprise registered outside of the PRC and funded by Chinese enterprises as its controlling investors and (B) considered as a PRC tax resident pursuant to Notice Guo Shui Fa [2009] 82 issued by the PRC State Administration of Taxation on April 22, 2009;

(lv) Each of the Company and, to the Company’s knowledge, Realogy Corporation, a Delaware corporation (“Realogy”), has duly authorized, validly executed and delivered, and has full power, authority and legal right to perform its obligations under, the Restated Century 21 International Subfranchise Agreement for the Peoples Republic of China, dated as of March 22, 2000, by and between the Company and Realogy (the “Franchise Agreement”). The Franchise Agreement is a legally valid and binding agreement of the Company and, to the Company’s knowledge, Realogy, enforceable against the Company and, to the Company’s knowledge, Realogy, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights. The execution, delivery and performance of the Franchise Agreement by the Company, and the consummation by the Company of the transactions contemplated thereunder (taken individually or together as a whole), did not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of association, business license, charter or by-laws or similar organizational documents of the Company or any of the Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties. The consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Subfranchise Agreement. The terms of the Subfranchise Agreement, including the fees and other consideration payable by the Company to Realogy thereunder, were determined on an arm’s-length basis consistent with market practice and on market terms; and

(lvi) Unless otherwise disclosed in the Registration Statement, at [comfort letter cut-off date], there has not been any change in the capital stock, increase in long-term debt, or decreases in consolidated net current assets or shareholders’ equity of the Company and the Subsidiaries as compared with amounts shown in the September 30, 2009 audited balance sheet included in the Registration Statement; and unless otherwise disclosed in the Registration Statement, for the period from December 1,

2009 to [comfort letter cut-off date], there have not been any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales or in the total or per share amounts of income before extraordinary items or of net income.

(b) Each of the Selling Shareholders (other than IFM Overseas Partners L.P. (the “Partnership”) in the event that the Underwriters shall not exercise the election to purchase Optional ADSs as provided herein) severally represents and warrants, in respect of itself only, to each of the Underwriters that:

(i) Such Selling Shareholder, if an entity, has been duly organized and is validly existing as a company or a limited partnership, as the case may be, in good standing in its jurisdiction of formation;

(ii) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and the Power of Attorney (the “Power of Attorney”) and the Custody Agreement (the “Custody Agreement”) hereinafter referred to and to which such Selling Shareholder is a party, for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder, and for the deposit of the Shares being deposited by such Selling Shareholder with the Depositary against issuance of ADRs evidencing the ADSs to be delivered at each Time of Delivery (as defined in Section 4 hereof), as the case may be, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement and the Power of Attorney and the Custody Agreement to which such Selling Shareholder is a party and to sell, assign, transfer and deliver the ADSs to be sold by such Selling Shareholder hereunder and to deposit the Shares being deposited by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery;

(iii) The sale of the ADSs to be sold by such Selling Shareholder hereunder, the deposit of the Shares being deposited by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered by such Selling Shareholder at each Time of Delivery and the compliance by such Selling Shareholder with all of the provisions of this Agreement applicable to such Selling Shareholder, the Deposit Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the constituent documents of such Selling Shareholder if such Selling Shareholder is a corporation, the partnership agreement of such Selling Shareholder if such Selling Shareholder is a partnership or any statute or any order, rule or regulation of any court or governmental agency having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

(iv) There are no affiliations or associations between any member of the NASD or FINRA and such Selling Shareholder, except as disclosed in the Pricing Prospectus and Prospectus;

(v) Such Selling Shareholder has, and immediately prior to each Time of Delivery such Selling Shareholder will have, good and valid title to the Shares to be represented by the ADSs to be sold by such Selling Shareholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(vi) Neither such Selling Shareholder nor any of its affiliates (other than any of the Underwriters, as to whom such Selling Shareholder makes no representation), nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs;

(vii) Such Selling Shareholder has not, prior to the execution of this Agreement, offered or sold any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares and ADSs, in each case other than the then most recent Preliminary Prospectus;

(viii) As it relates to such Selling Shareholder, each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall apply only to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Shareholder expressly for use therein;

(ix) As it relates to such Selling Shareholder, the Registration Statement, the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Shareholder expressly for use therein;

(x) The ADSs to be sold by such Selling Shareholder, when issued and delivered against payment therefor, will be freely transferable by the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Pricing Prospectus and Prospectus) the initial purchasers thereof;

(xi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the BVI, Hong Kong or the PRC, or any political subdivision or taxing authority thereof or therein in connection with the deposit with the Depositary of the Shares by such Selling Shareholder against the issuance of ADRs evidencing the ADSs to be sold by such Selling Shareholder, the sale and delivery by such Selling Shareholder of the ADSs to be sold by such Selling Shareholder to or for the respective accounts of the Underwriters or the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated by this Agreement;

(xii) This Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized, executed and delivered by such Selling Shareholder;

(xiii) The Custody Agreement and the Power of Attorney each constitute a valid and legally binding agreement of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability; upon due execution and delivery by the Depositary of ADRs evidencing ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the ADRs will conform in all material respects to the descriptions thereof in the Pricing Prospectus;

(xiv) Certificates in negotiable form representing all of the Shares and ADSs to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement (the “Custody Agreement”), in the form heretofore furnished to you, duly executed and delivered by such Selling Shareholder to [                ], as custodian (the “Custodian”), and such Selling Shareholder has duly executed and delivered a Power of Attorney (the “Power of Attorney”), in the form heretofore furnished to you, appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Shareholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares and ADSs to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement;

(xv) The Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares and ADSs hereunder, certificates representing the Shares and ADSs shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and of the Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event;

(xvi) There are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance of the Shares and sale of the ADSs; and

(xvii) (A) Neither such Selling Shareholder nor any of its subsidiaries or their affiliates, employees, agents and directors and officers: (1) does or plans to conduct or otherwise become involved in any business with or involving the government of, or any person or project located in, any country targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the United States Treasury Department’s Office of Foreign Assets Control (the “OFAC”) or by the United Nations Security Council, the European Union, or Her Majesty’s Treasury; (2) supports or facilitates or plans to support or facilitate or otherwise become involved in any such business or project; (B) such Selling Shareholder is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; and (C) the proceeds from the offering of the ADSs contemplated hereby will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country targeted by any of such economic sanctions, or to make any payments to, or finance any activities with, any person so targeted or any person in a country so targeted.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell, and each Selling Shareholder agrees, severally and not jointly, to sell, to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at a purchase price per ADS of US$        , the number of Firm ADSs (to be adjusted by the Representatives to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company and all of the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, each Selling Shareholder agrees, severally and not jointly, to sell, to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Shareholders, at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction, the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

Each Selling Shareholder, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to                  Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of Shares in excess of the number of Firm ADSs, provided that the purchase price per Optional ADS shall be reduced by an amount per ADS equal to any dividends or distributions declared by the Company and payable upon Firm ADSs but not payable on Optional ADSs. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by each Selling Shareholder as set forth in Schedule II hereto initially with respect to the Optional ADSs to be sold by the Partnership and then among the other Selling Shareholders in proportion to the maximum number of Optional ADSs to be sold by each Selling Shareholder, in each case, as set forth in Schedule II hereto. Any such election to purchase Optional ADSs may be exercised only by written notice from you to the Company and the Selling Shareholders, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you, the Company and the Selling Shareholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

4. (a) The ADRs evidencing the ADSs to be purchased by each Underwriter hereunder, upon at least forty-eight hours’ prior notice to the Company and the Selling Shareholders, shall be delivered by or on behalf of the Company and the Selling Shareholders to the Representatives, through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account(s) specified by the Company and the Selling Shareholders to the Representatives at least forty-eight hours in advance. The Company and the Selling Shareholders will cause the ADRs to be made available for checking at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on                 , 2010 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the “First Time of Delivery,” such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 8(s) hereof, will be delivered at the offices of Latham & Watkins, 41st Floor, One Exchange Square, 8 Connaught Road Central, Hong Kong (the “Closing Location”), and the ADRs will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., Hong Kong time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. (a) The Company agrees with each of the Underwriters:

(i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; thereafter to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the ADSs, ADRs or the Shares, of the suspension of the qualification of the ADSs, ADRs or the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; in the event of such request for amendment or supplement, to provide you and your counsel copies of any proposed amendment or supplement for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement that shall be disapproved by you; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(ii) If the Pricing Prospectus is being used to solicit offers to buy the ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Pricing Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition exist as a result of which the Pricing Prospectus conflicts with the information contained in the Registration Statement then on file, or if it is necessary to amend or supplement the Pricing Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Pricing Prospectus so that the statements in the Pricing Prospectus as so amended or supplemented will not, in the light of the circumstances when the Pricing Prospectus is delivered to a prospective purchaser, be misleading or so that the Pricing Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Pricing Prospectus, as amended or supplemented, will comply with applicable law;

(iii) Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(iv) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(v) To furnish to you one copy for each Representative and one copy for United States counsel to the Underwriters of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(vi) To furnish to you as early as practicable prior to each Time of Delivery, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries that have been read by the Company’s independent public accountants, as stated in their letter to be furnished pursuant to Section 8(j) hereof;

(vii) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(viii) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”) not to offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests) any ADSs or Ordinary Shares or any securities that are substantially similar to ADSs or Ordinary Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities without the prior written consent of the representatives for a period of 180 days after the date of the Prospectus, except issuances pursuant to the exercise of employee share options outstanding on the date hereof; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; the Company will provide the Representatives and each stockholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 8(q) with prior notice of any such announcement that gives rise to an extension of the Lock-up Period;

(ix) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries prepared in conformity with generally accepted accounting principles in the U.S. and certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and the Subsidiaries for such quarter in reasonable detail;

(x) For a period of three (3) years from the date hereof, upon your written request, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

(xi) To use the net proceeds received by it from the sale of the ADSs pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds;”

(xii) Prior to each Time of Delivery to deposit Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

(xiii) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs;

(xiv) To use its best efforts to list, subject to notice of issuance, the ADSs on the NYSE;

(xv) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

(xvi) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, to deliver to you prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W-8BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(xvii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(xviii) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(xix) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment or issuance of the Shares and ADSs, the sale to the Underwriters of the ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement;

(xx) Prior to each Time of Delivery, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any of the Subsidiaries, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of the Subsidiaries, or the offering of the ADSs, without your prior consent;

(xxi) Not, at any time or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the ADSs, in each case other than the Prospectus;

(xxii) Prior to or concurrently with the First Time of Delivery, to effect the conversion of all of the Preferred Shares into Ordinary Shares and to ensure that all such Ordinary Shares are duly authorized, validly issued and fully paid and non-assessable prior to or concurrently with the First Time of Delivery;

(xxiii) Not to facilitate any shareholder’s conversion of Ordinary Share to ADSs during the Lock-Up Period and not to release the Depositary from the obligations set forth in, or otherwise amend, terminate or waive, the Deposit Agreement without the consent of the Representatives;

(xxiv) Use its best efforts to cause each shareholder, option holder, director, officer and employee of the Company or any of the Subsidiaries that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations; and

(xxv) Endeavor to qualify the ADSs for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request.

(b) Each of the Selling Shareholders (other than the Partnership in the event that the Underwriters shall not exercise the election to purchase Optional ADSs as provided herein) severally agrees with each of the Underwriters:

(i) During the Lock-Up Period, such Selling Shareholder will not offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), except as provided hereunder and under this Agreement: (A) any ADSs or Ordinary Shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any ordinary shares of any of the Company’s Subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to a bona fide gift by an individual to a donee or a sale or transfer by an entity to an affiliate, provided that such donee or affiliate agrees to be bound in writing by the restrictions set forth therein), without your prior written consent; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine, that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension;

(ii) Prior to each Time of Delivery [and, in the case of the Partnership, the Second Time of Delivery only,] to deposit, or cause to be deposited on such Selling Shareholder’s behalf, pursuant to the Custody Agreement, Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

(iii) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs;

(iv) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the ADSs to be sold by such Selling Shareholder and the execution and delivery of this Agreement;

(v) Not, at any time after the execution of this Agreement, to offer or sell any Shares or ADSs held by such Selling Shareholder by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the ADSs, in each case other than the Prospectus;

(vi) To pay or cause to be paid all taxes, if any, on the transfer and sale of the ADSs being sold by such Selling Shareholder; and

(vii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; and

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission.

7. [The Company covenants and agrees with each of the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares and ADSs under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the ADS Registration Statement, the Form 8 Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, the Deposit Agreement, the Custody Agreement, any powers of attorney, any closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the ADSs; (iii) all expenses in connection with the qualification of the ADSs for offering and sale under state or foreign securities laws as provided in Section 5(a)(iii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with the application for including the ADSs for quotation on the NYSE; (v) the cost and charges of any transfer agent or registrar; (vi) the costs and expenses of qualifying the ADSs for inclusion in the book-entry settlement system of the DTC; (vii) all expenses and taxes arising as a result of the deposit by the Company and each of the Selling Shareholders of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Company, of the sale and delivery of the ADSs and the Shares by the Company to or for the account of the Underwriters and of the sale and delivery of the ADSs and the Shares by the Underwriters to each other and to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case, any Cayman Islands income, capital gains, withholding, transfer or other tax asserted against an Underwriter by reason of the purchase and sale of an ADS or a Share pursuant to this Agreement; (viii) the fees and expenses of the Depositary as agreed by the Company and the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters in connection with the initial purchase of ADSs); (ix) the fees and expenses of the Authorized Agent (as defined in Section 21 hereof); (x) the cost of preparing the ADRs; and (xi) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9, 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, all costs and expenses relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the ADSs, stock transfer taxes on resale of any of the ADSs by them, and any advertising expenses connected with any offers they may make.]

8. The obligations of the Underwriters hereunder as to the ADSs to be delivered at each Time of Delivery, shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Latham & Watkins, United States counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Skadden, Arps, Slate, Meagher and Flom LLP, United States counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery to the effect set forth in Annex I-A hereto;

(d)                     , United States counsel for the Selling Shareholders, shall have furnished to you their written opinion, dated such Time of Delivery to the effect set forth in Annex I-B hereto;

(e) Commerce & Finance Law Offices, PRC counsel to the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(f) Jun He Law Offices, PRC counsel to the Company and the Selling Shareholders shall have furnished to you their written opinion, dated such Time of Delivery to the effect set forth in Annex I-C hereto:

(g) Conyers Dill & Pearman, Cayman Islands and BVI counsel for the Company and the Selling Shareholders, shall have furnished to you their written opinion, dated such Time of Delivery to the effect set forth in Annex I-D hereto;

(h)                     , Hong Kong counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery to the effect set forth in Annex I-E hereto;

(i)                     , counsel for the Depositary, shall have furnished to you their written opinion, dated such Time of Delivery to the effect set forth in Annex I-F hereto;

(j) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers Zhong Tian CPAs Limited Company shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto;

(k) (A) Neither the Company nor any of the Subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Pricing Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (B) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the share capital or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity, results of operations or prospects of the Company and the Subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (A) or (B), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(l) All outstanding Preferred Shares have been converted into Ordinary Shares in accordance with the terms of the Preferred Shares;

(m) Certificates in negotiable form representing all of the Shares underlying the ADSs to be sold by the Company and each Selling Shareholder hereunder will be placed in custody with the [JPMorgan Chase Bank, N.A.], as custodian for the Depositary;

(n) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on, the NYSE, The Stock Exchange of Hong Kong Limited or the London Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the NYSE; (iii) a general moratorium on commercial banking activities in New York, London, Hong Kong, the PRC, the Cayman Islands or the BVI declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom, Hong Kong, the PRC the Cayman Islands or the BVI; (iv) a change or development involving a prospective change in taxation affecting the Company, any of the Subsidiaries or the Shares or the ADSs or the transfer thereof; (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any governmental agency materially affecting the business or operations of the Company or the Subsidiaries; (vi) the outbreak or escalation of hostilities or an act of terrorism involving the United States, the United Kingdom, Hong Kong, the PRC, the Cayman Islands or the BVI or the declaration by the United States, the United Kingdom, Hong Kong, the PRC, the Cayman Islands or the BVI of a national emergency or war; or (vii) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, Hong Kong, the PRC, the Cayman Islands or the BVI or elsewhere, and with respect to clauses (iv), (v), (vi) and (vii), the effect of any such event specified in clauses (iv), (v), (vi) or (vii), in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(o) The ADSs to be sold at such Time of Delivery shall have been duly included for quotation on the NYSE;

(p) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company and the Selling Shareholders at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

(q) Each party set forth in Annex III attached hereto shall have entered into an agreement (each a “Lock-Up Agreement”) in the form attached as Annex IV hereto;

(r) The Company shall have complied with the provisions of Section 5(a)(iv) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(s) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, as applicable, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (k) of this Section and as to such other matters as you may reasonably request, including, without limitation, certificates of officers of the Company reasonably satisfactory to you with respect to the memorandum and articles of association and other organizational documents of the Company, all resolutions of the board of directors of the Company and other corporate actions relating to this Agreement and the authorization of the issue of the Shares and the sale of the ADSs and the incumbency and specimen signatures of signing officers;

(t) The Company shall have furnished or caused to be furnished to you at such Time of Delivery a certificate of the Chief Financial Officer of the Company dated such Time of Delivery to the effect set forth in Annex V hereto;

(u) There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated or threatened by any governmental agency before any governmental agency, in each case with due authority, against or involving any party hereto, in the PRC or elsewhere, that seeks to declare non-compliant, unlawful or illegal, under PRC laws, rules and regulations, the issuance of the Shares or the sale of the ADSs, the listing and trading of the ADSs on the NYSE or the transactions contemplated by this Agreement, the Deposit Agreement or the Powers of Attorney; and

(v) There shall not be any adverse legislative or regulatory developments related to the M&A Rules and Related Clarifications which in the sole judgment of the Representatives would make it inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in this Agreement.

9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein;

(b) The Company will indemnify and hold harmless the Independent Underwriter from and against any and all losses, claims, damages and liabilities, joint or several, to which the Independent Underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the Independent Underwriter’s acting as a “qualified independent underwriter” in connection with the offering of the ADSs, and will reimburse the Independent Underwriter for any legal or other expenses reasonably incurred by the Independent Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company will not be liable under this Section 9(b) in any such case to the extent than any such loss, claim, damage or liability results from the gross negligence or willful misconduct of the Independent Underwriter;

(c) Each of the Selling Shareholders will severally and not jointly indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any such amendment or supplement, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act in reliance upon and in conformity with written information furnished to the Company or the Underwriters by such Selling Shareholder expressly for use therein;

(d) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Underwriter directly or through the Representatives expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred;

(e) Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party;

(f) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (e) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Each of the Company, the Selling Shareholders and the Underwriters agrees that the Independent Underwriter will not receive any additional benefits hereunder for serving as the “qualified independent underwriter” in connection with the offering of the ADSs. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Selling Shareholder on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint;

(g) The obligations of the Company and the Selling Shareholders under this Section 9 shall be in addition to any liability which the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such ADSs, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such ADSs, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs;

(b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default;

(c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Shareholders to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any of the Selling Shareholders, or any officer or director or controlling person of the Company or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the ADSs.

12. If this Agreement shall be terminated pursuant to Section 11 hereof, neither the Company nor any of the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 7, 9 and 10 hereof; but, if for any other reason, any ADSs are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company and the Selling Shareholders who have defaulted in delivering ADSs as required under this Agreement will severally reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and such Selling Shareholders shall then be under no further liability to any Underwriter except as provided in Sections 7, 9 and 10 hereof.

13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives, in the case of Goldman Sachs (Asia) L.L.C., at 68th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, facsimile number: (852) 2978-0440, Attention: Legal Department, and in the case of Morgan Stanley & Co. International plc, at 25 Cabot Square, Canary Wharf, London E14 4QA, facsimile number [            ], Attention: Legal Department; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to IFM Investments Limited c/o 15/F, Block A, Chuangxin Building, Software Park, Xiamen, 361005, the People’s Republic of China; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder c/o IFM Investments Limited c/o 15/F, Block A, Chuangxin Building, Software Park, Xiamen, 361005, the People’s Republic of China, Attention: [            ]; provided, however, that any notice to an Underwriter pursuant to Section 9(f) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof;

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 9 and 12 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given.

The obligation of each of the Company and the Selling Shareholders with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, each of the Company and the Selling Shareholders, severally and not jointly, agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company or such Selling Shareholder, as applicable, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

16. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17. Each of the Company and the Selling Shareholders acknowledges and agrees that (i) the purchase and sale of the ADSs pursuant to this Agreement is an arm’s-length commercial transaction between the Company and such Selling Shareholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or such Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Shareholder on other matters) or any other obligation to the Company or such Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Selling Shareholders has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Selling Shareholders agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Shareholder, in connection with such transaction or the process leading thereto.

18. This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings (whether written or oral) among the Company, the Selling Shareholders and the Underwriters, or any of them, with respect to the subject matter hereof.

19. THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The Company agrees that any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.

20. Each of the Company and the Selling Shareholders irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in the Cayman Islands. Each of the Company and the Selling Shareholders has appointed [CT Corporation System, 111 Eighth Avenue, New York, New York], as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Shareholders severally represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders as the case may be.

21. Each of the Company, the Selling Shareholders and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

22. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

23. Notwithstanding anything herein to the contrary, each of the Company and the Selling Shareholders is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination upon request.

Very truly yours,

IFM Investments Limited

By:
Name:
Title:

The Selling Shareholders named in Schedule II attached hereto

By:
Name:
Title:

As Attorney-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule II attached hereto

Accepted as of the date hereof:

Goldman Sachs (Asia) L.L.C

By:
Name:
Title:

Morgan Stanley & Co. International plc

By:
Name:
Title:

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Total Number of Firm ADSs to be Purchased	Number of Optional ADSs to be Purchased if Maximum Option Exercised

Goldman Sachs (Asia) L.L.C.

Morgan Stanley & Co. International plc

William Blair & Company

Oppenheimer & Co. Inc.

Total

1

SCHEDULE II

	Total Number of Firm ADSs to be Sold	Number of Optional ADSs to be Sold if Maximum Option Exercised	Attorney in Fact

The Selling Shareholders:

[Goldman Sachs]

[GL Asia Mauritius II]

[IFM Overseas Partners L.P.]	0

Total

1

SCHEDULE III

Issuer Free Writing Prospectuses: [—]

1

ANNEX I-A

FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER AND FLOM LLP

1

ANNEX I-B

FORM OF OPINION OF UNITED STATES COUNSEL FOR SELLING SHAREHOLDERS

1

ANNEX I-C

FORM OF OPINION OF JUNE HE LAW OFFICES

1

ANNEX I-D

FORM OF OPINION OF CONYERS DILL & PEARMAN

1

ANNEX I-E

FORM OF OPINION OF [HONG KONG COUNSEL]

1

ANNEX I-F

FORM OF OPINION OF COUNSEL FOR DEPOSITARY

1

ANNEX II

FORM OF COMFORT LETTER

1

ANNEX III

PARTIES TO EXECUTE LOCK-UP AGREEMENT

Realogy Corporation

[Other Shareholders who are not Selling Shareholders]

1

ANNEX IV

FORM OF LOCK-UP AGREEMENT

1

ANNEX V

FORM OF CHIEF FINANCIAL OFFICER CERTIFICATE

1